
                                                                     EXHIBIT 4.2

================================================================================

                             WCI COMMUNITIES, INC.,
                                     Issuer

                                      and

                                 _____________'

                                    Trustee

                                 -------------

                                   Indenture

                             Dated as of __________

                                 -------------

                      Senior Subordinated Debt Securities

================================================================================

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                                TABLE OF CONTENTS

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RECITALS OF THE ISSUER.....................................................................................    1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS  OF GENERAL APPLICATION.......................................    1

        SECTION 1.01.   Definitions........................................................................    1

        SECTION 1.02.   Compliance Certificates and Opinions...............................................   10

        SECTION 1.03.   Form of Documents Delivered to Trustee.............................................   11

        SECTION 1.04.   Acts of Holders....................................................................   12

        SECTION 1.05.   Notices, etc. to Trustee and Issuer................................................   13

        SECTION 1.06.   Notice to Holders; Waiver..........................................................   13

        SECTION 1.07.   Conflict with Trust Indenture Act..................................................   13

        SECTION 1.08.   Effect of Headings and Table of Contents...........................................   14

        SECTION 1.09.   Successors and Assigns.............................................................   14

        SECTION 1.10.   Separability Clause................................................................   14

        SECTION 1.11.   Benefits of Indenture..............................................................   14

        SECTION 1.12.   Governing Law......................................................................   14

        SECTION 1.13.   Legal Holidays.....................................................................   14

        SECTION 1.14.   Waiver of Jury Trial...............................................................   14

ARTICLE TWO SECURITY FORMS.................................................................................   15

        SECTION 2.01.   Forms Generally....................................................................   15

        SECTION 2.02.   Form of Trustee's Certificate of Authentication....................................   15

        SECTION 2.03.   Securities in Global Form..........................................................   15

ARTICLE THREE THE SECURITIES...............................................................................   16

        SECTION 3.01.   Amount Unlimited; Issuable in Series...............................................   16

        SECTION 3.02.   Denominations......................................................................   18
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        SECTION 3.03.   Execution, Authentication, Delivery and Dating.....................................   18

        SECTION 3.04.   Temporary Securities...............................................................   20

        SECTION 3.05.   Registration, Registration of Transfer and Exchange Global
             Securities Representing the Securities........................................................   20

        SECTION 3.06.   Mutilated, Destroyed, Lost and Stolen Securities...................................   23

        SECTION 3.07.   Payment of Interest; Interest Rights Preserved.....................................   23

        SECTION 3.08.   Persons Deemed Owners..............................................................   25

        SECTION 3.09.   Cancellation.......................................................................   25

        SECTION 3.10.   Computation of Interest............................................................   25

        SECTION 3.11.   CUSIP Numbers......................................................................   25

ARTICLE FOUR SUBORDINATION OF SECURITIES...................................................................   26

        SECTION 4.01.   Agreement To Subordinate...........................................................   26

        SECTION 4.02.   Liquidation, Dissolution, Bankruptcy...............................................   26

        SECTION 4.03.   Default on Senior Indebtedness.....................................................   26

        SECTION 4.04.   Acceleration of Payment of Securities..............................................   27

        SECTION 4.05.   When Distribution Must Be Paid Over................................................   27

        SECTION 4.06.   Subrogation........................................................................   27

        SECTION 4.07.   Relative Rights....................................................................   27

        SECTION 4.08.   Subordination May Not Be Impaired by Issuer........................................   28

        SECTION 4.09.   Rights of Trustee and Paying Agent.................................................   28

        SECTION 4.10.   Distribution or Notice to Representative...........................................   28

        SECTION 4.11.   Article Four Not to Prevent Events of Default or Limit Right to Accelerate.........   28

        SECTION 4.12.   Trust Money Not Subordinated.......................................................   29

        SECTION 4.13.   Trustee Entitled to Rely...........................................................   29

        SECTION 4.14.   Trustee to Effectuate Subordination................................................   29

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        SECTION 4.15.   Trustee Not Fiduciary for Holders of Senior Indebtedness...........................   29

        SECTION 4.16.   Reliance by Holders of Senior Indebtedness on Subordination Provisions.............   30

        SECTION 4.17.   Trustee's Compensation Not Prejudiced..............................................   30

        SECTION 4.18.   Defeasance.........................................................................   30

ARTICLE FIVE SATISFACTION AND DISCHARGE; DEFEASANCE........................................................   30

        SECTION 5.01.   Satisfaction and Discharge of Securities of any Series.............................   30

        SECTION 5.02.   Option to Effect Legal Defeasance or Covenant Defeasance...........................   32

        SECTION 5.03.   Legal Defeasance and Discharge.....................................................   32

        SECTION 5.04.   Covenant Defeasance................................................................   32

        SECTION 5.05.   Conditions to Legal or Covenant Defeasance.........................................   33

        SECTION 5.06.   Survival of Certain Obligations....................................................   34

        SECTION 5.07.   Application of Trust Money.........................................................   34

        SECTION 5.08.   Repayment of Money Held by Paying Agent............................................   35

        SECTION 5.09.   Reinstatement......................................................................   35

ARTICLE SIX REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT........................................   36

        SECTION 6.01.   Events of Default..................................................................   36

        SECTION 6.02.   Acceleration of Maturity; Rescission and Annulment.................................   37

        SECTION 6.03.   Collection of Indebtedness and Suits for Enforcement by Trustee....................   38

        SECTION 6.04.   Trustee May File Proofs of Claim...................................................   39

        SECTION 6.05.   Trustee May Enforce Claims without Possession of Securities........................   40

        SECTION 6.06.   Application of Money Collected.....................................................   40

        SECTION 6.07.   Limitation on Suits................................................................   40

        SECTION 6.08.   Unconditional Right of Holders to Receive Principal, Premium and Interest..........   41

                                      iii
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        SECTION 6.09.   Restoration of Rights and Remedies.................................................   41

        SECTION 6.10.   Rights and Remedies Cumulative.....................................................   41

        SECTION 6.11.   Delay or Omission Not Waiver.......................................................   41

        SECTION 6.12.   Control by Holders.................................................................   42

        SECTION 6.13.   Waiver of Past Defaults............................................................   42

        SECTION 6.14.   Undertaking for Costs..............................................................   42

        SECTION 6.15.   Waiver of Stay or Extension Laws...................................................   43

ARTICLE SEVEN THE TRUSTEE..................................................................................   43

        SECTION 7.01.   Certain Duties and Responsibilities................................................   43

        SECTION 7.02.   Notice of Defaults.................................................................   44

        SECTION 7.03.   Certain Rights of Trustee..........................................................   44

        SECTION 7.04.   Not Responsible for Recitals or Issuance of Securities.............................   46

        SECTION 7.05.   May Hold Securities................................................................   46

        SECTION 7.06.   Money Held in Trust................................................................   46

        SECTION 7.07.   Compensation and Reimbursement.....................................................   46

        SECTION 7.08.   Disqualification; Conflicting Interests............................................   47

        SECTION 7.09.   Corporate Trustee Required; Eligibility............................................   47

        SECTION 7.10.   Resignation and Removal; Appointment of Successor..................................   48

        SECTION 7.11.   Acceptance of Appointment by Successor.............................................   49

        SECTION 7.12.   Merger, Conversion, Consolidation or Succession to Business........................   50

        SECTION 7.13.   Preferential Collection of Claims Against Issuer...................................   50

ARTICLE EIGHT HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER.............................................   51

        SECTION 8.01.   Issuer to Furnish Trustee Names and Addresses of Holders...........................   51

        SECTION 8.02.   Preservation of Information; Communications to Holders.............................   51

        SECTION 8.03.   Reports by Trustee.................................................................   51

                                       iv
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                                TABLE OF CONTENTS

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
ARTICLE NINE CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..........................................   52

        SECTION 9.01.   Merger, Consolidation, etc. Only on Certain Terms..................................   52

        SECTION 9.02.   Successor Corporation Substituted..................................................   52

ARTICLE TEN SUPPLEMENTAL INDENTURES........................................................................   53

        SECTION 10.01.   Supplemental Indentures without Consent of Holders................................   53

        SECTION 10.02.   Supplemental Indentures with Consent of Holders...................................   54

        SECTION 10.03.   Execution of Supplemental Indentures..............................................   55

        SECTION 10.04.   Effect of Supplemental Indentures.................................................   55

        SECTION 10.05.   Conformity with Trust Indenture Act...............................................   55

        SECTION 10.06.   Reference in Securities to Supplemental Indentures................................   55

        SECTION 10.07.   Notice of Supplemental Indenture..................................................   55

ARTICLE ELEVEN COVENANTS...................................................................................   56

        SECTION 11.01.   Payment of Principal, Premium and Interest........................................   56

        SECTION 11.02.   Maintenance of Office or Agency...................................................   56

        SECTION 11.03.   Money for Securities Payments to Be Held in Trust.................................   56

        SECTION 11.04.   Corporate Existence...............................................................   58

        SECTION 11.05.   Payment of Taxes and Other Claims.................................................   58

        SECTION 11.06.   Maintenance of Properties.........................................................   58

        SECTION 11.07.   Waiver of Certain Covenants.......................................................   58

        SECTION 11.08.   Statement by Officers as to Default...............................................   58

        SECTION 11.09.   Reports by the Issuer.............................................................   59

        SECTION 11.10.   Further Assurances................................................................   59

ARTICLE TWELVE REDEMPTION OF SECURITIES....................................................................   60

        SECTION 12.01.   Applicability of Article..........................................................   60

        SECTION 12.02.   Election to Redeem; Notice to Trustee.............................................   60
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        SECTION 12.03.   Selection by Trustee of Securities to Be Redeemed.................................   60

        SECTION 12.04.   Notice of Redemption..............................................................   60

        SECTION 12.05.   Deposit of Redemption Price.......................................................   61

        SECTION 12.06.   Securities Payable on Redemption Date.............................................   61

        SECTION 12.07.   Securities Redeemed in Part.......................................................   62

        SECTION 12.08.   Securities No Longer Outstanding After Notice to Trustee and Deposit of Cash......   62

ARTICLE THIRTEEN SINKING FUNDS.............................................................................   62

        SECTION 13.01.   Applicability of Article..........................................................   62

        SECTION 13.02.   Satisfaction of Sinking Fund Payments with Securities.............................   63

        SECTION 13.03.   Redemption of Securities for Sinking Fund.........................................   63

ARTICLE FOURTEEN IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........................   63

        SECTION 14.01.   Exemption from Individual Liability...............................................   63

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES..........................................................   64

        SECTION 15.01.   Purposes of Meetings..............................................................   64

        SECTION 15.02.   Call of Meetings by Trustee.......................................................   64

        SECTION 15.03.   Call of Meetings by Issuer or Holders.............................................   65

        SECTION 15.04.   Qualification for Voting..........................................................   65

        SECTION 15.05.   Quorum; Adjourned Meetings........................................................   65

        SECTION 15.06.   Regulations.......................................................................   66

        SECTION 15.07.   Voting Procedure..................................................................   66

        SECTION 15.08.   Written Consent in Lieu of Meetings...............................................   67

        SECTION 15.09.   No Delay of Rights by Meeting.....................................................   67

ARTICLE SIXTEEN MISCELLANEOUS..............................................................................   67

        SECTION 16.01.   Counterparts......................................................................   67

                    Reconciliation and Tie between Indenture,
                           dated as of _______________

                                       and

                     Trust Indenture Act of 1939, as amended

Trust Indenture                                                    Indenture
  Act Section                                                       Section
  -----------                                                      ---------
310(a)(1).....................................................     7.09
   (a)(2).....................................................     7.09
   (a)(3).....................................................     Not applicable
   (a)(4).....................................................     Not applicable
   (a)(5).....................................................     7.09
   (b)........................................................     7.08, 7.10
311(a)........................................................     7.13
   (b)........................................................     7.13
   (c)........................................................     Not applicable
312(a)........................................................     8.01, 8.02(a)
   (b)........................................................     8.02(b)
   (c)........................................................     8.02(c)
313(a)........................................................     8.03
   (b)(1).....................................................     Not applicable
   (b)(2).....................................................     8.03
   (c)........................................................     8.03
   (d)........................................................     8.03
314(a)........................................................     11.09
   (a)(4).....................................................     11.08
   (b)........................................................     Not applicable
   (c)(1).....................................................     1.02
   (c)(2).....................................................     1.02
   (c)(3).....................................................     Not applicable
   (d)........................................................     Not applicable
   (e)........................................................     1.02
315(a)........................................................     7.01(a)
   (b)........................................................     7.02
   (c)........................................................     7.01(b)
   (d)(1).....................................................     7.01(a)
   (d)(2).....................................................     7.01(c)
   (d)(3).....................................................     7.01(c)
   (e)........................................................     6.14
316(a)(1)(A)..................................................     6.12
   (a)(1)(B)..................................................     6.13
   (a)(2).....................................................     Not applicable
   (b)........................................................     6.08
   (c)........................................................     1.04(e)

317(a)(1).....................................................     6.03
   (a)(2).....................................................     6.04
   (b)........................................................    11.03
318(a)........................................................     1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

            INDENTURE, dated as of __________, between WCI COMMUNITIES, INC., a Delaware corporation, as issuer (the "Issuer"), and ___________________, a __________ banking corporation, as trustee (the "Trustee").

                             RECITALS OF THE ISSUER

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured senior subordinated debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided.

            All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

            (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Act" when used with respect to any Holder, has the meaning specified in Section 1.04.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

            "Authorized Newspaper" shall mean a newspaper of general circulation in the Borough of Manhattan, The City of New York, and customarily published on each Business Day, currently expected to be The Wall Street Journal (National Edition). Where successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day.

            "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978 as amended, or any similar United States federal or state law relating to relief of debtors or any amendment to, succession to or change in any such law.

            "Board of Directors" means either the board of directors of the Issuer or any committee of that board duly authorized to act hereunder.

            "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

            "Business Day" when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

            "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

            "CDD Obligations" means any direct obligations of the Issuer or any Subsidiary to repay or guarantee shortfalls in payments of bond financing issued by community development districts and local government districts to construct infrastructure improvements, to the extent that such obligation is reflected as an obligation of the consolidated balance sheet of the Issuer and its Subsidiaries in accordance with GAAP.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Construction Loan Agreement" means that certain second consolidated, amended and restated revolving credit construction loan agreement dated as of December 31, 2004 by and among the Issuer, Wachovia Bank, N.A. and the other parties named therein, providing for up to $290.0 million of borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

            "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered.

            "corporation" includes corporations, associations, companies and business trusts.

            "Covenant Defeasance" has the meaning specified in Section 5.04.

            "Credit Agreement" means that certain Credit Agreement, dated as of August 13, 2004 by and among the Issuer, Bank of America N.A. and the other parties named therein, providing for up to $1.0 billion of borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

            "Credit Facilities" means one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

            "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            "Defaulted Interest" has the meaning specified in Section 3.07.

            "Depositary" has the meaning specified in Section 3.01.

            "Designated Senior Indebtedness" means Senior Indebtedness under any Credit Agreement or any Construction Loan Agreement and (ii) any other Senior Indebtedness the principal amount of which is $25.0 million or more and that has been designated by the Issuer as "Designated Senior Indebtedness."

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

            "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "Event of Default" has the meaning specified in Section 6.01.

            "Exchange Act" has the meaning specified in Section 3.05.

            "Fair Market Value" means, with respect to any property or assets, the fair market value thereof, as established by a responsible officer of the Issuer.

            "4% Indenture" means the indenture dated August 5, 2003 among WCI Communities Inc., the guarantors party thereto and The Bank of New York, as trustee.

            "4% Notes" means the 4% contingent convertible senior subordinated notes of the Issuer due 2023.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

            "Global Security" has the meaning specified in Section 2.03.

            "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

            "Guarantor" means each Subsidiary of the Issuer added as a guarantor with respect to a particular series of Securities pursuant to Section 3.01, and their respective successors and assigns.

            "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indebtedness" means, with respect to any Person and without duplication, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, if and to the extent any of the foregoing (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person, subject, however, to the Fair Market Value of the assets securing such Indebtedness (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person; provided that Indebtedness shall not include Indebtedness that constitutes an accrued expense, trade payables, customer deposits or deferred income taxes. The amount of any Indebtedness outstanding as of any date shall be (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, and (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness. Notwithstanding the foregoing, Indebtedness shall not include: (1) Indebtedness which has been defeased or discharged, (2) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence or
(3) CDD Obligations, other than that portion of any CDD Obligations that is due and payable at the time of determination.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by Section 3.01.

            "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Issuer" means WCI Communities, Inc., a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Issuer" shall mean such successor Person.

            "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice-President, and delivered to the Trustee.

            "Legal Defeasance" has the meaning specified in Section 5.03.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction provided that in no event shall any operating lease be deemed a
Lien).

            "Maturity" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "9 1/8% Indenture" means the indenture dated April 24, 2002 among WCI Communities Inc., the guarantors party thereto and The Bank of New York, as trustee.

            "9 1/8% Notes" means the 9 1/8% senior subordinated notes of the Issuer due 2012.

            "Non-Payment Default" has the meaning specified in Section 4.03.

            "Notice of Default" has the meaning specified in Section 6.01.

            "obligation" means any principal, premium, interest (including interest accruing subsequent to a bankruptcy or other similar proceeding whether or not such interest is an allowed claim enforceable against the Issuer in a bankruptcy case under Federal Bankruptcy Law), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable pursuant to the terms of the documentation governing any Indebtedness.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President, of the Issuer or any Guarantor, as applicable, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Issuer or any Subsidiary of the Issuer.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

            "Outstanding" when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities or portions thereof for whose payment or redemption money or, as provided in Section 5.05 hereof, U.S. Government Obligations, in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or, except for purposes of Section 5.01, set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such

      Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been delivered pursuant to Section 3.09 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.02 and (ii) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

            "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

            "Payment Blockage Notice" has the meaning specified in Section 4.03.

            "Payment Blockage Period" has the meaning specified in Section 4.03.

            "Payment Default" has the meaning specified in Section 4.03.

            "Permitted Junior Securities" of a Person means: (1) Equity Interests in such Person and (2) debt securities of such Person that are subordinated to all Senior Indebtedness (and any debt securities issued in exchange for Senior Indebtedness) of such Person to substantially the same extent as, or to a greater extent than, the Securities are subordinated to Senior Indebtedness of the Issuer.

            "Person" means an individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof.

            "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in
Section 3.01.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "principal" of a debt security, including any Security, on any day and for any purpose means the amount (including, without limitation, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of such date and for such purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Issuer upon any purchase or exchange at the option of the Issuer or the holder of such debt security and upon any acceleration of the maturity of such debt security).

            "principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

            "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price" when used with respect to any Security to be redeemed, means the price (exclusive of accrued interest, if any) at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

            "Representative" means the trustee, agent or representative (if any) for an issue of Senior Indebtedness of the Issuer.

            "Responsible Officer" when used with respect to the Trustee, means any vice president, any assistant vice president, any senior trust officer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

            "Senior Indebtedness" of any Person means: (1) all Indebtedness of such Person under Credit Facilities and all Hedging Obligations with respect thereto, (2) any other Indebtedness of the Issuer, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities, including, with respect to clauses (1) and (2), interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in the documents evidencing or governing such Senior Indebtedness, whether or not such interest is an allowable claim in such bankruptcy proceeding.

            Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include: (a) any liability for federal, state, local or other taxes owed or owing by such Person, (b) any Indebtedness of such Person to any of its Subsidiaries or other Affiliates, (c) any trade payables, customer deposits, reserves and accrued expenses, (d) any Indebtedness that is incurred in violation of the 7 7/8% Indenture, the 9 1/8% Indenture, the 10 5/8% Indenture or the 4% Indenture, (e) Indebtedness represented by the 7 7/8% Notes, the 9 1/8% Notes, the 10 5/8% Notes or the 4% Notes, or any of the respective Guarantee relating thereto, as the case may be and (f) any CDD Obligations, other than that portion of CDD Obligations that is due and payable at the time of determination.

            "Senior Subordinated Indebtedness" means any Indebtedness which ranks pari passu in right of payment to the Securities.

            "7 7/8% Indenture" means the indenture dated September 29, 2003 among WCI Communities Inc., the guarantors party thereto and The Bank of New York, as trustee.

            "7 7/8% Notes" means the 7 7/8% senior subordinated notes of the Issuer due 2013.

            "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such regulation is in effect on the date hereof except that the standard of significance will be 20% instead of 10%.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

            "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subordinated Indebtedness" means Indebtedness which is by its terms subordinated in right of payment to the Securities.

            "Subsidiary" means, with respect to any Person, (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof, except in each case with respect to joint ventures when such Person or Subsidiary of such Person does not exercise control of the joint venture).

            "10 5/8% Indenture" means the indenture dated February 20, 2001 among WCI Communities Inc., the guarantors party thereto and The Bank of New York, as trustee.

            "10 5/8% Notes" means the 10 5/8% senior subordinated notes of the Issuer due 2011.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 10.05; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, with respect to the Securities of any series issued after such date, the Trust Indenture Act of 1939 as so amended.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust issuer as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

            "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

Section 1.02. Compliance Certificates and Opinions.

            Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers'

Certificate stating that all conditions precedent (including any covenant compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 11.08) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel or representation by counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04. Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing or by the record of the Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Fifteen; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record is delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.07 and the record so proved shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof, or may be proved in such other manner as shall be deemed sufficient by the Trustee. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Securities shall be proved by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) The Issuer or the Trustee, as applicable, may set a date for the purpose of determining the Holders of Securities entitled to consent, vote or take any other action referred to in this Section 1.04, which date shall be not less than 10 days nor more than 60 days prior to the taking of the consent, vote or other action.

SECTION 1.05. Notices, etc. to Trustee and Issuer.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and, unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

            (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at:

                          24301 Walden Center Drive
                          Bonita Springs, Florida 34134

      or at any other address or addresses previously furnished in writing to the Trustee by the Issuer.

SECTION 1.06. Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07. Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

SECTION 1.08. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09. Successors and Assigns.

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10. Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11. Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and to the extent provided in Article Four the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. Governing Law.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.13. Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of (and premium, if any) or interest, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.14. Waiver of Jury Trial.

            Each of the Issuer, the Guarantors, if any, and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement, the Securities or the transactions contemplated hereby.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 2.01. Forms Generally.

            The Securities of each series shall be in substantially the form established from time to time by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 3.03 for the authentication and delivery of such Securities. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

            The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02. Form of Trustee's Certificate of Authentication.

            The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

            This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:                                ______________________________, as Trustee

                                  By ___________________________________________
                                               Authorized Signatory

SECTION 2.03. Securities in Global Form.

            If any Security of a series is issuable in global form (a "Global Security"), such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of

Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security. Any instructions by the Issuer with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 1.02.

            Global Securities may be issued in either temporary or permanent form. Permanent Global Securities will be issued in definitive form.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01. Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, of the Issuer or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) the aggregate principal amount of the Securities of such series and any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to Section 3.04, 3.05, 3.06, 10.06 or 12.07);

            (3) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof;

            (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the title of the Security, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

            (5) the Paying Agent or Paying Agents for the Securities of the series if other than the Trustee;

            (6) the Place of Payment of the Securities of the series;

            (7) if other than Dollars, the foreign currency or currencies in which Securities of the series shall be denominated or in which payment of the principal of (and premium, if any) or interest on Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of the Securities of the series which entitles the Holder of a Security of the series or its proxy to one vote for purposes of Section 15.06;

            (8) the right, if any, of the Issuer to redeem the Securities of such series and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer;

            (9) the obligation, if any, of the Issuer to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (11) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the depositary (the "Depositary") for such Global Security or Securities; and the manner in which and the circumstances under which Global Securities representing Securities of the series may be exchanged for Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.05(b);

            (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

            (13) if the provisions of Section 5.02 of this Indenture are to apply to the Securities of the series, a statement indicating the same;

            (14) any deletions from or modifications of or additions to any definitions, covenants, Events of Default set forth in Section 6.01 or any terms pertaining to the Securities of the series;

            (15) whether payment of any amount due under such Securities will be guaranteed by one or more guarantors, including Subsidiaries of the Issuer;

            (16) whether the Securities will be secured;

            (17) the form of the Securities of the series; and

            (18) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Securities of that series are to be issued, which terms and provisions are not in conflict with the provisions of this Indenture or do not adversely affect the rights of Holders of any other series of Securities then Outstanding); provided, however, that the addition to or subtraction from or variation of Articles Four, Five, Six, Nine, Ten, Eleven, Twelve and Thirteen (and Section 1.01 insofar as it relates to the definition of certain terms as used in such Articles) with regard to the Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles.

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series without the consent of the Holders thereof.

            Except as modified in a Board Resolution, Officers' Certificate or supplemental indenture establishing a series of Securities, the Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Four. The Securities of all series shall rank on a parity in right of payment.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.02. Denominations.

            The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03. Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Issuer by an officer of the Issuer. The signature of any such officer on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of an individual who was at any time an officer of the Issuer shall bind such Person notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of issuance of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. If any Security shall be represented by a permanent Global Security, then, for purposes of this Section and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Security.

            In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon the documents specified in Section 314 of the Trust Indenture Act, and, in addition:

            (1) a Board Resolution relating thereto, and if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or Assistant Secretary of the Issuer, if applicable;

            (2) an executed supplemental indenture, if any; and

            (3) an Opinion of Counsel which shall state;

                  (A) that the form and terms of such Securities have been established by or pursuant to Board Resolutions, by a supplemental indenture or by both such resolution or resolutions and such supplemental indenture in conformity with the provisions of this Indenture;

                  (B) that the supplemental indenture, if any, when executed and delivered by the Issuer and the Trustee, will constitute a valid and legally binding obligation of the Issuer; and

                  (C) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture.

            If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution and the Officers' Certificate otherwise required pursuant to Section 3.01 or the Board Resolution and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04. Temporary Securities.

            Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05. Registration, Registration of Transfer and Exchange Global Securities Representing the Securities.

            (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

            Except as otherwise provided in this Article Three, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of an equal aggregate principal amount, upon surrender of the

Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank reasonably acceptable to the Trustee or by a member of a national securities exchange.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 10.06 or 12.07 not involving any transfer.

            The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 12.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) If the Issuer shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 3.03 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) unless otherwise provided for pursuant to Section 3.01, the Securities of such series shall be delivered by the Trustee or delivered or held pursuant to such Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "This Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Security is exchanged in whole or in part for Securities in definitive form."

            Each Depositary designated pursuant to Section 3.01 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable statute or regulation.

            If at any time the Depositary for the Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Exchange Act or other applicable statute or regulation (as required by this Section 3.05), the Issuer shall appoint a successor Depositary eligible under this Section 3.05 with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            If the Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Issuer may, and upon the request of the Trustee shall, promptly execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            The Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver, without charge:

            (i) to each Person specified by the Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (ii) to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to holders thereof.

            Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this subSection (b) shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07. Payment of Interest; Interest Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            At the option of the Issuer, interest on the Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this SECTION 3.07, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08. Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 3.09. Cancellation.

            All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment or analogous obligation shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and promptly shall be cancelled by it and, if surrendered to the Trustee, shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered promptly shall be cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this SECTION, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures unless directed by an Issuer Order. The acquisition of any Securities by the Issuer shall not operate as a redemption or satisfaction of the Indebtedness represented thereby unless and until such Securities are surrendered to the Trustee for cancellation. Permanent Global Securities shall not be destroyed until exchanged in full for definitive Securities or until payment thereon is made in full.

SECTION 3.10. Computation of Interest.

            Except as otherwise specified as contemplated by SECTION 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 3.11. CUSIP Numbers.

            The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SUBORDINATION OF SECURITIES

SECTION 4.01. Agreement To Subordinate.

            The Issuer agrees, and each Holder by accepting a Security of any series agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Four, to the prior payment in full in cash of all Senior Indebtedness of the Issuer (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Issuer and shall rank senior to all existing and future Subordinated Indebtedness of the Issuer; and only Indebtedness of the Issuer that is Senior Indebtedness of the Issuer shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article Four shall be subject to Section 4.12.

SECTION 4.02. Liquidation, Dissolution, Bankruptcy.

            Upon any distribution to creditors of the Issuer or any Guarantor in a liquidation or dissolution of the Issuer or any Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Issuer or any Guarantor or any of their property, an assignment for the benefit of creditors or any marshaling of their assets and liabilities, the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of such Senior Indebtedness before the Holders shall be entitled to receive any payment with respect to the Securities, and until all Senior Indebtedness is paid in full in cash, any distribution to which the Holders would be entitled shall be made to the holders of Senior Indebtedness (except that Holders may receive (i) shares of Capital Stock and any Permitted Junior Securities and (ii) payments and other distributions made from the trusts described in Section 5.01).

SECTION 4.03. Default on Senior Indebtedness.

            The Issuer shall not make any payment upon or in respect of the Securities (except that Holders may receive (i) shares of Capital Stock and any Permitted Junior Securities and (ii) payments and other distributions made from the trusts described in Section 5.01) until all Senior Indebtedness has been paid in full in cash if (i) a payment default on Designated Senior Indebtedness occurs and is continuing beyond any applicable period of grace in the indenture, agreement or other document governing such Designated Senior Indebtedness (a "Payment Default") or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness that permits holders of the Designated Senior Indebtedness as to which such default relates to accelerate its maturity without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods (a "Non-Payment Default") and the Trustee receives a notice of such default (a "Payment Blockage Notice") from a representative of holders of such Designated Senior Indebtedness. Payments on the Securities may and shall be resumed (a) in the case of a Payment Default, upon the date on which such default is cured or waived and (b) in case of a Non-Payment Default, the earlier of (x) the date on which such nonpayment default is cured or waived or (y) 179 days after the date on which the applicable Payment Blockage Notice is received (each such period, the "Payment Blockage Period"), unless the maturity of any Designated Senior Indebtedness has been accelerated. No new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately preceding Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived.

SECTION 4.04. Acceleration of Payment of Securities.

            If payment of the Securities of any series is accelerated because of an Event of Default, the Issuer or the Trustee shall promptly notify the holders of the Designated Senior Indebtedness (or their Representative) of the acceleration. If any Designated Senior Indebtedness is outstanding, the Issuer shall not pay the Securities until five Business Days after such holders or the Representative of the Designated Senior Indebtedness receive notice of such acceleration and, thereafter, shall pay the Securities only if this Article Four otherwise permits payment at that time.

SECTION 4.05. When Distribution Must Be Paid Over.

            In the event that the Trustee or any Holder receives any payment of any obligations with respect to the Securities (except Permitted Junior Securities or payments and other distributions made from the trusts described in
Section 5.01) when the payment is prohibited by this Article Four, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon proper written request, to, the holders of Senior Indebtedness or their Representative, as their respective interests may appear, for application to the payment of all obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

SECTION 4.06. Subrogation.

            After all Senior Indebtedness of the Issuer is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Four to holders of such Senior Indebtedness which otherwise would have been made to Holders is not, as between the Issuer and Holders, a payment by the Issuer on the Securities.

SECTION 4.07. Relative Rights.

            This Article Four defines the relative rights of Holders and holders of Senior Indebtedness of the Issuer. Nothing in this Indenture shall:

            (1) impair, as between the Issuer and Holders, the obligation of the Issuer, which is absolute and unconditional, to pay principal of and interest on and liquidated damages in respect of, the Securities in accordance with their terms;

            (2) affect the relative rights of Holders of Securities and creditors of the Issuer, other than their rights in relation to holders of Senior Indebtedness; or

            (3) prevent the Trustee or any Holder from exercising its available remedies upon the occurrence of an Event of Default, subject to the rights of holders of Senior Indebtedness of the Issuer to receive distributions otherwise payable to Holders.

SECTION 4.08. Subordination May Not Be Impaired by Issuer.

            No right of any holder of Senior Indebtedness of the Issuer to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with this Indenture.

SECTION 4.09. Rights of Trustee and Paying Agent.

            Notwithstanding Section 4.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than five Business Days prior to the date of such payment, a Responsible Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Four. The Issuer, the Registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of the Issuer may give the notice; provided, however, that, if an issue of Senior Indebtedness of the Issuer has a Representative, only the Representative may give the notice.

            The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Issuer with the same rights it would have if it were not Trustee. The Registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Four with respect to any Senior Indebtedness of the Issuer which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Four shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 4.10. Distribution or Notice to Representative.

            Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Issuer, the distribution may be made and the notice given to their Representative (if any).

SECTION 4.11. Article Four Not to Prevent Events of Default or Limit Right to Accelerate.

            The failure to make a payment pursuant to the Securities by reason of any provision in this Article Four shall not be construed as preventing the occurrence of an Event of Default. Nothing in this Article Four shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities.

SECTION 4.12. Trust Money Not Subordinated.

            Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Five by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness of the Issuer or subject to the restrictions set forth in this Article Four, and none of the Holders shall be obligated to pay over any such amount to the Issuer or any holder of Senior Indebtedness of the Issuer or any other creditor of the Issuer.

SECTION 4.13. Trustee Entitled to Rely.

            Upon any payment or distribution pursuant to this Article Four, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 4.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness of the Issuer for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distribution pursuant to this Article Four, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Four, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.03 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Four.

SECTION 4.14. Trustee to Effectuate Subordination.

            Each Holder by accepting a Security of any series authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness of the Issuer as provided in this Article Four and appoints the Trustee as attorney-in-fact for any and all such purposes.

SECTION 4.15. Trustee Not Fiduciary for Holders of Senior Indebtedness.

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Issuer and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders or the Issuer or any other Person, money or assets to which any holders of Senior Indebtedness of the Issuer shall be entitled by virtue of this Article Four or otherwise.

SECTION 4.16. Reliance by Holders of Senior Indebtedness on Subordination Provisions.

            (a) Each Holder by accepting a Security of any series acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Issuer, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

            (b) Without in any way limiting the generality of paragraph (a) of this SECTION, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Four or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Issuer or any other Person.

SECTION 4.17. Trustee's Compensation Not Prejudiced.

            Nothing in this Article Four shall apply to amounts due to the Trustee pursuant to other Sections of this Indenture.

SECTION 4.18. Defeasance.

            The terms of this Article Four shall not apply to payments from money or the proceeds of U.S. Government Obligations held in trust by the Trustee for the payment of principal of and interest on the Securities pursuant to the provisions described in Section 5.03.

                                  ARTICLE FIVE

                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 5.01. Satisfaction and Discharge of Securities of any Series.

            The Issuer shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon Issuer Request and at the expense of the Issuer, shall execute such instruments as may be requested by the Issuer acknowledging satisfaction and discharge of such Indebtedness, when

            (a) either

            (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, mutilated, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 11.03) have been delivered to the Trustee for cancellation; or

            (2) all such Securities not theretofore delivered to the Trustee for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient (without reinvestment) to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation (other than Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06), for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (b) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Issuer or any Guarantor is a party or by which the Issuer is bound

            (c) the Issuer or any Guarantor has paid or caused to be paid all other sums payable hereunder and under the Securities; and

            (d) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions and exclusions), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire Indebtedness on all Securities of such series have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to clause (a)(2) of this Section, the obligations of the Trustee under Sections 5.07 and 5.08 and the last paragraph of Section 11.03 shall survive such satisfaction and discharge.

SECTION 5.02. Option to Effect Legal Defeasance or Covenant Defeasance.

      The Issuer may, at the option of its Board of Directors evidenced by a supplemental indenture or, at any time, by a Board Resolution set forth in an Officers' Certificate with respect to the Securities of any series, unless otherwise specified pursuant to Section 3.01 with respect to a particular series of Securities, elect to have either Section 5.03 or 5.04 be applied to all of the Outstanding Securities of that series upon compliance with the conditions set forth below in this Article Five.

SECTION 5.03. Legal Defeasance and Discharge.

      Upon the Issuer's exercise under Section 5.02 of the option applicable to this Section 5.03, the Issuer and each Guarantor shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities of the particular series and any coupons appertaining thereto on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Issuer shall be deemed to have paid and discharged all the obligations relating to the Outstanding Securities of that series, including any coupons appertaining thereto, and the Securities of that series, including any coupons appertaining thereto, shall thereafter be deemed to be "outstanding" only for the purposes of Sections 5.06 and 5.07 and the other Sections of this Indenture referred to below in this
Section 5.03, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture and cured all then existing Events of Default (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders to receive payments of the principal of (and premium, if any) and interest, if any, on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Holders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, (ii) the rights, obligations, powers, trusts, duties and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding) and (iii) this Article Five and the obligations set forth in Section 5.06 hereof.

      Subject to compliance with this Article Five, the Issuer may exercise its option under Section 5.03 notwithstanding the prior exercise of its option under
Section 5.04 with respect to the Securities of a particular series and any coupons appertaining thereto.

SECTION 5.04. Covenant Defeasance.

      Upon the Issuer's exercise under SECTION 5.02 of the option applicable to this Section 5.04, the Issuer shall be released from any obligations under the covenants contained in Sections 9.01, 11.04 (only with respect to Subsidiaries), 11.05, 11.06, 11.08 and 11.09 hereof or established pursuant to Sections 3.01 or
10.01 hereof with respect to the Outstanding Securities of the particular series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of that series and any coupons appertaining thereto shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of that series and any coupons appertaining thereto, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or Event of Default under Section 6.01(4) or any Event of Default specified pursuant to Section 3.01 or 10.01. In addition, the events specified in Section 6.01(5) (with respect to Significant Subsidiaries) and Section 6.01(7) (with respect to Significant Subsidiaries) shall no longer constitute an Event of Default. Except as specified above, the remainder of this Indenture and the Securities of that series shall be unaffected thereby.

SECTION 5.05. Conditions to Legal or Covenant Defeasance.

      The following shall be the conditions to the application of either Section
5.03 or Section 5.04 to the Outstanding Securities of a particular series:

                  (a) the Issuer must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee for the Securities of that series, in trust, for the benefit of the Holders of the Securities of that series, cash in the currency or currency unit in which the Securities of that series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of that series), U.S. Government Obligations or a combination thereof in such amounts as will be sufficient (without reinvestment) to pay the principal of, premium, if any, and interest, if any, due on the outstanding Securities of that series and any related coupons at the Stated Maturity, or on the applicable Redemption Date, as the case may be, with respect to the outstanding Securities of that series and any related coupons;

                  (b) in the case of Legal Defeasance only, the Issuer shall have delivered to the Trustee for the Securities of that series (1) an Opinion of Counsel (reasonably acceptable to the Trustee) confirming that, subject to customary assumptions and exclusions, since the date on which Securities of such series were originally issued, there has been a change in the applicable U.S. Federal income tax law, to the effect that, and based thereon such Opinion of Counsel shall confirm that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred or (2) a copy of a ruling or other formal statement or action to that effect received from or published by the U.S. Internal Revenue Service;

                  (c) in the case of Covenant Defeasance only, the Issuer shall have delivered to the Trustee for the Securities of that series an Opinion of Counsel (reasonably acceptable to the Trustee) confirming that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Event of Default or event which with the giving of notice or the lapse of time, or both, would become an Event of Default with respect to the Securities of that series (other than any event resulting from the borrowing of funds to be applied to make such deposit) shall have occurred and be continuing on the date of such deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement (other than this Indenture) or instrument to which the Issuer is a party or by which the Issuer is bound; and

                  (f) the Issuer shall have delivered to the Trustee for the Securities of that series an Officers' Certificate and an Opinion of Counsel (which opinion of counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

SECTION 5.06. Survival of Certain Obligations.

      Notwithstanding the satisfaction and discharge of the Securities of a particular series referred to in Sections 5.01, 5.02, 5.03, 5.04, or 5.05, the respective obligations of the Issuer and the Trustee for the Securities of a particular series under Sections 3.03, 3.04, 3.05, 3.06 and 3.09. Article Five, Article Seven, and Sections 6.08, 8.01, 8.02, 11.02, 11.03, 11.04 and 11.05
shall survive with respect to Securities of that series until the Securities of that series are no longer outstanding, and thereafter the obligations of the Issuer and the Trustee for the Securities of a particular series with respect to that series under Sections 5.07, 5.08 and 5.09 shall survive. Nothing contained in this Article Five shall abrogate any of the obligations or duties of the Trustee of any series of Securities under this Indenture.

SECTION 5.07. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 11.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Sections 5.01 and 5.05 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

            Anything in this Article Five to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the request of the Issuer any money or U.S. Government Obligations held by it as provided in
Section 5.01 or 5.05 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 5.05(a)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 5.08. Repayment of Money Held by Trustee or Paying Agent.

            Any money deposited with the Trustee or any other Paying Agent remaining unclaimed by the Holders of any Securities for two years after the date upon which the principal of or premium or interest on such Securities shall have become due and payable, shall be repaid to the Issuer by the Trustee or any such other Paying Agent and such Holders shall thereafter be entitled to look to the Issuer only as general creditors for payment thereof (unless otherwise provided by law); provided, however, that, before the Trustee or any such other Paying Agent is required to make any such payment to the Issuer, the Trustee may, upon the request of the Issuer and at the expense of the Issuer, cause to be published once in an Authorized Newspaper a notice that such money remains unclaimed and that, after the date set forth in said notice, the balance of such money then unclaimed will be returned to the Issuer.

SECTION 5.09. Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article Five by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Five until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article Five; provided that, if the Issuer or any Guarantor has made payments of principal of, or premium or interest on any Securities because of the reinstatement of its obligations, the Issuer or any Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                           HOLDERS ON EVENT OF DEFAULT

SECTION 6.01. Events of Default.

            "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such default shall be by reason of the operation of the provisions of Article Four); or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (whether or not such default shall be by reason of the operation of the provisions of Article
      Four); or

            (3) default in the deposit of any sinking fund payment, if any, when and as due by the terms of any Security of that series (whether or not such default shall be by reason of the operation of the provisions of Article Four); or

            (4) failure by the Issuer or any of its Subsidiaries to comply with any covenant, representation, warranty or other agreement in this Indenture for 30 days after notice (a "Notice of Default") to the Issuer by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

            (5) the Issuer or any of its Significant Subsidiaries, or any group of Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Issuer and its Subsidiaries), would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

            (i)   commences a voluntary case,

            (ii) consents to the entry of an order for relief against it in an involuntary case,

            (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

            (iv) makes a general assignment for the benefit of its creditors, or

            (v)   generally is not paying its debts as they become due; or

            (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i) is for relief against the Issuer or any of its Significant Subsidiaries or any group of Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Issuer and its Subsidiaries), would constitute a Significant Subsidiary in an involuntary case;

            (ii) appoints a custodian of the Issuer or any of its Significant Subsidiaries or any group of Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Issuer and its Subsidiaries), would constitute a Significant Subsidiary or for all or substantially all of the property of the Issuer or any of its Significant Subsidiaries or any group of Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Issuer and its Subsidiaries), would constitute a Significant Subsidiary; or

            (iii) orders the liquidation of the Issuer or any of its Significant Subsidiaries or any group of Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Issuer and its Subsidiaries), would constitute a Significant Subsidiary;

      and the order or decree remains unstayed and in effect for 60 consecutive days; or

            (7) any other Event of Default provided with respect to Securities of that series.

SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default with respect to Securities of any series at the time Outstanding (other than of a type specified in Section 6.01(5) or (6)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable, anything in this Indenture or in any of the Securities of such series to the contrary notwithstanding; provided, however, that payment of principal of (and premium, if any) and interest on the Securities of such series shall remain subordinated to the extent provided in Article Four.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

            (i) all overdue interest on all Securities of that series,

            (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities, and

            (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

            and

            (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the foregoing, in the case of an Event of Default arising under Section 6.01(5) or (6), all outstanding Securities shall IPSO FACTO become due and payable without further action or notice.

SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Issuer covenants that if

            (1) default is made in the payment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days,

            (2) default is made in the payment of the principal of (or, premium, if any, on) any Security at the Maturity thereof, or

            (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of any Security,

the Issuer, upon demand of the Trustee, will pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest, if any, and to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.04. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any money or other property payable or deliverable on any such claim and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except as aforesaid, to vote for the election of a trustee in bankruptcy or similar person or to participate as a member, voting or otherwise, on any committee of creditors.

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                                                                              40

SECTION 6.05. Trustee May Enforce Claims without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 6.06. Application of Money Collected.

            Subject to the provisions of Article Four, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 7.07;

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: To the payment of the remainder, if any, to the Issuer, its successors or assigns, or as a court of competent jurisdiction may direct.

SECTION 6.07. Limitation on Suits.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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                                                                              41

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 6.08. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment (subject to the provisions of Article Four) of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and the right to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

SECTION 6.09. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 6.10. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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                                                                              42

SECTION 6.12. Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture,

            (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of the Securities of such series not taking part in such direction, or to the Holders of the Securities of any other series, and

            (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.13. Waiver of Past Defaults.

            Subject to Section 6.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 6.14. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to

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                                                                              43

any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 6.15. Waiver of Stay or Extension Laws.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                   THE TRUSTEE

SECTION 7.01. Certain Duties and Responsibilities.

            (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof or whether procedures specified by or pursuant to the provisions of this Indenture have been followed in the preparation thereof.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this subsection shall not be construed to limit the effect of Subsection (a) of this Section;

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                                                                              44

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in SECTION 6.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series;

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

            (5) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 7.02. Notice of Defaults.

            Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund or analogous obligation installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 6.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 7.03. Certain Rights of Trustee.

            Subject to the provisions of Section 7.01:

            (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties (whether in original or facsimile form);

            (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order or similar document and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, at the expense of the Issuer and shall incur no liability of any kind by reason of such inquiry or investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Securities generally, the Issuer or this Indenture. Whenever reference is made in this Indenture to an Event of Default, such reference shall, insofar as determining any liability on the part of the Trustee is concerned, be construed to refer only to an Event of Default of which the Trustee is deemed to have knowledge in accordance with this paragraph;

            (i) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty;

            (j) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

            (l) unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuer or any Guarantor shall be sufficient if signed by an Officer of the Issuer or such Guarantor; and

            (m) the Trustee may request that the Issuer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.04. Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION 7.05. May Hold Securities.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 7.06. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

SECTION 7.07. Compensation and Reimbursement.

            The Issuer agrees

            (1) to pay to the Trustee from time to time such compensation as the parties shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

            (3) to fully indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold it harmless against, any and all loss, liability, claim, damage or expense including taxes (other than taxes based upon the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses, including reasonable attorneys' fees, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Issuer under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the benefit of the Holders of particular Securities.

            If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (5) or (6) of Section 6.01, the expenses and the compensation for the services will be intended to constitute expenses of administration under Bankruptcy Law.

            The provisions of this Section 7.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

SECTION 7.08. Disqualification; Conflicting Interests.

            The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded for purposes of such determination this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 7.09. Corporate Trustee Required; Eligibility.

            There shall at all times be a corporate Trustee hereunder which complies with the requirements of Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.10. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the Trustee within 10 days after the giving of such notice of resignation, the resigning Trustee at the expense of the Issuer may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer.

            (d) If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the Trustee within 10 calendar days after the giving of such notice of removal, the Trustee being removed may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (e) If at any time:

            (1) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 6.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (g) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 7.11. Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 7.13. Preferential Collection of Claims Against Issuer.

            The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

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                                                                              51

                                  ARTICLE EIGHT

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 8.01. Issuer to Furnish Trustee Names and Addresses of Holders.

            The Issuer will furnish or cause to be furnished to the Trustee

            (a) semi-annually, either (i) not later than June 1 and November 1 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to Maturity, or
      (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, each in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 1 or November 1 or as of such Regular Record Date, as the case may be; and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar with respect to Securities of any series, no such lists need be furnished.

SECTION 8.02. Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 8.01 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee shall be provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held responsible by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 8.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 8.02(b).

SECTION 8.03. Reports by Trustee.

            Within 60 days after the first May 15th occurring subsequent to the initial issuance of Securities hereunder and within 60 days after each May 15th occurring thereafter, the Trustee shall transmit by mail to the Holders, as hereinafter provided, a brief report (but in no event shall such report be transmitted more than twelve months after the date of the initial issuance of the

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                                                                              52

Securities in the case of the first such report and at stated intervals of more than twelve months in the case of each subsequent report) dated as of May 15th that complies with Section 3.13(a) of the Trust Indenture Act (but, if no event described in Section 3.13 of the Trust Indenture Act has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with Trust Indenture Act Section 313(b)(2). The Trustee also shall transmit by mail all reports as required by Trust Indenture Act Section 313(c).

            A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Securities are listed in accordance with Trust Indenture Act Section 313(d). The Issuer shall notify the Trustee when the Securities are listed on any stock exchange or delisted therefrom.

                                  ARTICLE NINE

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01. Merger, Consolidation, etc. Only on Certain Terms.

            The Issuer shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

            (1) the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Issuer under this Indenture and the Securities and immediately after such transaction no Event of Default shall have happened or be continuing; and

            (2) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 9.02. Successor Corporation Substituted.

            Upon any consolidation by the Issuer with or merger by the Issuer into any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.01, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

SECTION 10.01. Supplemental Indentures without Consent of Holders.

            Without the consent of any Holders, the Issuer when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Securities (pursuant to Article Nine, if applicable); or

            (2) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer; or

            (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to provide for uncertificated Securities (so long as any "registration-required obligation" within the meaning of Section 163(f)(2) of the Internal Revenue Code of 1986, as amended, is in registered form for purposes of such Section); or

            (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

            (6) to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11(b); or

            (9) to cure any ambiguity, defect or inconsistency to correct or supplement any provision herein which may be inconsistent with any other provision herein, to eliminate any conflict between the terms hereof and the Trust Indenture Act or to make any other provision with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 10.02. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or adversely affect any right of repayment at the option of the Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or make the Securities payable in money other than that stated in the Security, in each case other than the amendment or waiver in accordance with the terms of this Indenture of any covenant or related definition included pursuant to Section 3.01 that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section, Section 6.13 or
      Section 11.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 10.03. Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and shall be fully protected in relying upon, in addition to the documents required by Section 1.02 hereof, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee in its sole discretion may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 10.04. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 10.05. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 10.06. Reference in Securities to Supplemental Indentures.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 10.07. Notice of Supplemental Indenture.

            Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to Section 10.02, the Issuer shall transmit, in the manner and to the extent provided in Section 1.05, to all Holders of any series of the Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

                                 ARTICLE ELEVEN

                                    COVENANTS

SECTION 11.01. Payment of Principal, Premium and Interest.

            The Issuer covenants and agrees for the benefit of the Holders of Securities of each series that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

SECTION 11.02. Maintenance of Office or Agency.

            The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be surrendered for registration of transfer and exchange, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where the Securities may be presented for payment. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 11.03. Money for Securities Payments to Be Held in Trust.

            If the Issuer shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on the Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act or of any failure by the Issuer (or by any other obligor on the Securities of that series) to make any payment of the principal of (and premium, if any) or interest, if any, on the Securities of such series when the same shall be due and payable.

            Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, prior to 10:00 a.m. New York time on each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

            If the Issuer shall appoint a Paying Agent other than the Trustee for any series of Securities, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge with respect to one or more or all series of Securities hereunder or for any other reason, pay or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust for any such series by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer Request subject to applicable abandoned property and escheat law, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once a week for two consecutive weeks (in each case on any day of the week) in an Authorized Newspaper notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 11.04. Corporate Existence.

            Subject to Article Nine, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 11.05. Payment of Taxes and Other Claims.

            The Issuer shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Securities.

SECTION 11.06. Maintenance of Properties.

            The Issuer will cause all its properties used or useful in the conduct of its business to be maintained and kept in reasonably good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer from discontinuing the operation or maintenance of any of its properties if such discontinuance is, in the judgment of the Issuer desirable in the conduct of its business and not disadvantageous in any material respect to the Holders of the Securities of any series.

SECTION 11.07. Waiver of Certain Covenants.

            The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Sections 11.04, 11.05 and 11.06 or established pursuant to Section 3.01 or 10.01, with respect to the Securities of any series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 11.08. Statement by Officers as to Default.

            The Issuer will, within 120 days after the close of each fiscal year, commencing with the first fiscal year following the issuance of Securities of any series under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Issuer, covering the period from the date of issuance of such Securities to the end of the fiscal year in which such Securities were issued, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Issuer has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Issuer in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 11.08, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 11.09. Reports by the Issuer.

            The Issuer and each Guarantor, if applicable, shall:

            (1) file with the Trustee, within 15 days after the Issuer or such Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations (it being understood that any Guarantor not required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall not be required to file such reports with the SEC or Trustee); and

            (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer or any Guarantor pursuant to paragraphs
      (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

SECTION 11.10. Further Assurances.

            From time to time whenever reasonably demanded by the Trustee, the Issuer will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

SECTION 12.01. Applicability of Article.

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 12.02. Election to Redeem; Notice to Trustee.

            The election of the Issuer to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of the Securities of any series, the Issuer shall, at least 45 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 12.03. Selection by Trustee of Securities to Be Redeemed.

            If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, however, that Securities of such series registered in the name of the Issuer shall be excluded from any such selection for redemption until all Securities of such series not so registered shall have been previously selected for redemption.

            The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 12.04. Notice of Redemption.

            Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

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                                                                              61

            All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) that interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (7) that the redemption is for a sinking fund, if such is the case.

            Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. No such notice shall be given at any time when the Issuer or the Trustee shall have received notice that there exists a default specified in the first paragraph of Section 4.03 or that such a default will exist at the date fixed for such redemption or as a result of such redemption.

SECTION 12.05. Deposit of Redemption Price.

            Prior to 10:00 a.m. New York time on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as Paying Agent, segregate and hold in trust as provided in Section 11.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 12.06. Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date, provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor

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                                                                              62

Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 12.07. Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered. Securities in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000.

SECTION 12.08. Securities No Longer Outstanding After Notice to Trustee and Deposit of Cash.

            If the Issuer, having given notice to the Trustee as provided in
Section 12.02, shall have deposited with the Trustee or a Paying Agent, for the benefit of the Holders of any Securities of any series or portions thereof called for redemption in whole or in part cash or other form of payment if permitted by the terms of such Securities (which amount shall be immediately due and payable to the Holders of such Securities or portions thereof), in the amount necessary so to redeem all such Securities or portions thereof on the Redemption Date and provision satisfactory to the Trustee shall have been made for the giving of notice of such redemption, such Securities or portions thereof, shall thereupon, for all purposes of this Indenture, be deemed to be no longer Outstanding, and the Holders thereof shall be entitled to no rights thereunder or hereunder, except the right to receive payment of the Redemption Price, together with interest accrued to the Redemption Date, on or after the Redemption Date of such Securities or portions thereof.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

SECTION 13.01. Applicability of Article.

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series

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                                                                              63

is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities.

            The Issuer (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited pursuant to the terms of such Securities. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 13.03. Redemption of Securities for Sinking Fund.

            Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 12.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 12.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 12.06 and 12.07.

                                ARTICLE FOURTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 14.01. Exemption from Individual Liability.

            No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or any Guarantor, or of any successor Person, either directly or through the Issuer or any Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this

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                                                                              64

Indenture and the obligations issued hereunder are solely corporate obligations of the Issuer and any Guarantor, as applicable, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Issuer or any Guarantor, or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 15.01. Purposes of Meetings.

            A meeting of Holders of Securities of all or any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

            (1) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Securities pursuant to any of the provisions of Article Six;

            (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

            (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Securities of all or any series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 15.02. Call of Meetings by Trustee.

            The Trustee may at any time call a meeting of Holders of Securities of all or any series to take any action specified in Section 15.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken

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                                                                              65

at such meeting, shall be given to all Holders of Securities of each series that may be affected by the action proposed to be taken at such meeting by publication at least twice in an Authorized Newspaper prior to the date fixed for the meeting, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting, and the last publication to be not more than five days prior to the date fixed for the meeting, or such notice may be given to Holders by mailing the same by first class mail, postage prepaid, to the Holders of Securities at the time Outstanding, at their addresses as they shall appear in the Security Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting. Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities Outstanding, the Issuer and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

SECTION 15.03. Call of Meetings by Issuer or Holders.

            In case at any time the Issuer by Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of each series that may be affected by the action proposed to be taken at the meeting shall have requested the Trustee to call a meeting of Holders of Securities of all series that may be so affected to take any action authorized in Section 15.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or made the first publication of the notice of such meeting within 30 days after receipt of such request, then the Issuer or the Holders in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting by mailing or publishing notice thereof as provided in Section 15.02.

SECTION 15.04. Qualification for Voting.

            To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Securities. The right of Holders to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section 1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

SECTION 15.05. Quorum; Adjourned Meetings.

            At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 15.03), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect,

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                                                                              66

for all intents and purposes, as though a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02 except that, in the case of publication, such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened, and in the case of mailing, such notice may be mailed not less than five days prior to such date.

            Any Holder of a Security who has executed an instrument in writing complying with the provisions of Section 1.04 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

            Any resolution passed or decision taken at any meeting of the Holders of Securities of any series duly held in accordance with this Section shall be binding on all Holders of such series of Securities whether or not present or represented at the meeting.

SECTION 15.06. Regulations.

            Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 15.03, in which case the Issuer or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting.

            At any meeting each Holder of a Security of a series entitled to vote at such meeting, or proxy therefor, shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Securities of such series or proxy therefor. Any meeting of Holders of Securities duly called pursuant to the provisions of
Section 15.02 or 15.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

SECTION 15.07. Voting Procedure.

            The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Securities entitled to

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                                                                              67

vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in Section 15.02 and, if applicable, Section
15.05. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 15.08. Written Consent in Lieu of Meetings.

            The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Securities of any series herein provided, entitled to vote at any such meeting, evidenced as provided in Section
1.04 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Fifteen.

SECTION 15.09. No Delay of Rights by Meeting.

            Nothing contained in this Article shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of Securities of any or all such series under any provisions of this Indenture or the Securities.

                                 ARTICLE SIXTEEN

                                  MISCELLANEOUS

SECTION 16.01. Counterparts.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            _________________________ hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                                     WCI COMMUNITIES, INC.

                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                     _______________, as Trustee

                                                     By: _______________________
                                                         Name:
                                                         Title: